MOOG INC.

1998 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

Option No.	Agreement Date:

Optionor: Moog Inc.	Date of Grant:

Optionee:	Expiration Date:
(or sooner as provided in the Plan)
Number of Shares Optioned: _____
Shares of Class A Common Stock,	Option Price Per Share: $_____
$1.00 Par Value

        AGREEMENT, made and entered into between Optionor and Optionee evidencing the grant of an Option under the Moog Inc. 1998 Stock Option Plan approved by the Shareholders on February 11, 1998 (the "Plan"), for the number of shares, at the price and for the period of time indicated above.

        THIS AGREEMENT IS SUBJECT TO THE MOOG INC. 1998 STOCK OPTION PLAN, INCORPORATED HEREIN BY REFERENCE, WITH THE SAME FORCE AND EFFECT AS IF HEREIN SET FORTH IN FULL.

        IN WITNESS WHEREOF, Optionor has caused this Agreement to be executed by its duly authorized officers and Optionee has hereunto set his hand as of the Agreement date.

MOOG INC.

OPTIONOR

By:	(L.S.)
OPTIONEE
(Directors)

MOOG INC.
1998 STOCK OPTION PLAN
STOCK OPTION AGREEMENT

        AGREEMENT, made and entered into as of the Agreement Date by and between Optionor and Optionee;

DEFINED TERMS

        The capitalized terms used in this Agreement will have the meaning indicated on the cover sheet or in the following text.

RECITALS

        A.     On February 11, 1998, at the annual meeting of Optionor, the shareholders approved the 1998 Stock Option Plan ("Plan") and authorized a Stock Option Committee of the Board of Directors ("Committee") to grant to certain directors, officers and key employees of Optionor options to purchase shares of the $1.00 par value Common Stock of the Optionor ("Shares"), in such amounts, at such prices, exercisable at such times and under such form of agreement as the Committee shall determine.

        B.     The Committee, acting pursuant to the authority given to it, has approved this form of Stock Option Agreement ("Agreement") and has determined that an option to purchase certain Shares shall be granted to Optionee.

(Directors)

        NOW, THEREFORE, for good and valuable consideration and in consideration of the mutual promises and representations herein contained, it is agreed by and between the parties as follows:

        Section 1.     Grant and Option Price. Optionor hereby grants to Optionee an option ("Option") to purchase the Shares optioned at the Option Price shown on the cover page of this Agreement.

        Section 2.     Payment of Option Price. The Option Price shall be paid in full by Optionee (or by any other person entitled, pursuant to the terms of the Plan, to exercise the Option) to Optionor at the time of and to the extent of the exercise of this Option and before delivery of the Shares purchased.

        Section 3.     Investment Intent. Absent advice from legal counsel to the Optionor that the Shares are the subject of an effective registration statement filed with the Securities and Exchange Commission, Optionee shall exercise this Option and acquire the Shares for his own account for investment and not with a view of the resale or distribution thereof, and shall make such representations and undertakings to that effect as legal counsel for Optionor may then advise as necessary or desirable. The certification for the Shares issued pursuant to an exercise of this Option, if required by legal counsel to the Optionor, shall bear an appropriate legend regarding this intent.

        Section 4.     Exercise. Subject to the other provisions of this Agreement and the Plan, the Option may be exercised only in full Share lots of the Shares Optioned, in accordance with the following provisions:

            (a)     Date Exercisable. No Option shall be exercisable (i) before one(1) year after the

Date of Grant, or (ii) after the Expiration Date ("Exercise Period"); provided, however, that in no event shall the Option be exercisable after the expiration of ten (10) years from the Date of Grant.

            (b)     Retirement, Death, Disability, Change in Control. Notwithstanding the Exercise Period provided in Section 4(a), Options shall become fully exercisable upon the day before the date of Optionee's retirement, death or disability or upon a Change in Control (as defined in the Plan). Optionee shall thereupon have twelve (12) months from the effective date of any such event to exercise the Option.

            (c)     Number of Options Exercised. Each installment, once accrued, shall be exercisable in whole at any time, or in part from time to time (in blocks of 25 shares or any multiple thereof) during the Exercise Period.

            (d)     Method of Exercise. This Option shall be exercised only upon receipt by the corporate Treasurer of Optionor of written notification from Optionee of his exercise of the same.

        Section 5.     Regulatory Requirements. As a condition precedent to the exercise of this Option, either in whole or in part, Optionee shall comply with all regulations and requirements of any regulatory authority having control or supervision of the issuance of the common stock of Optionor and, in connection therewith, shall execute any documents Optionor, in its sole discretion, shall deem necessary or advisable.

        Section 6.     Right of Optionor. The grant of an option pursuant to the Plan shall not affect in any way the right or power of Optionor to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate, or to dissolve, liquidate or sell, or transfer all or any part of its business or assets. The Board of Directors may make such adjustments, not only with regard to the Shares Optioned, but also with regard to the Option Price, and any such change, when so made by the Board of Directors, shall be automatically deemed incorporated in the provisions of this Agreement.

        Section 7.     Not Employment Agreement. The granting to Optionee of this Option to purchase Shares shall not constitute or be evidence of any agreement or understanding, express or implied, on the part of Optionor to employ Optionee for any specified period.

        Section 8.     Listing of Shares. This Option shall be subject to the requirement that if at any time the Board of Directors of Optionor shall determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the granting of this Option or the purchase of Shares hereunder, this Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

        Section 9.     Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective heirs, legal representatives, successors and assigns of the parties hereto.

        Section 10.     Plan Controlling. This Agreement is entered into and delivered pursuant to the terms of the Plan, and shall be in all respects interpreted in accordance therewith. A copy of the Plan has been furnished Optionee, receipt of which is acknowledged by the signing of this Agreement. The Plan is, by reference, incorporated in and made a part hereof, and if any inconsistency between this Agreement and the Plan exists, the Plan shall govern and control.

        Section 11.     Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular and plural, as the identity of the person or persons may required.

MOOG INC.
1998 STOCK OPTION PLAN
STOCK OPTION AGREEMENT

Option No.	Agreement Date:

Optionor: Moog Inc.	Date of Grant:

Optionee:	Expiration Date:
(or sooner as provided in the Plan)
Number of Shares Optioned: _____
Shares of Class A Common Stock,	Option Price Per Share: $_____
$1.00 Par Value

                AGREEMENT, made and entered into between Optionor and Optionee evidencing the grant of an Option under the Moog Inc. 1998 Stock Option Plan approved by the Shareholders on February 11, 1998 (the "Plan"), for the number of shares, at the price and for the period of time indicated above.

                THIS AGREEMENT IS SUBJECT TO THE MOOG INC. 1998 STOCK OPTION PLAN, INCORPORATED HEREIN BY REFERENCE, WITH THE SAME FORCE AND EFFECT AS IF HEREIN SET FORTH IN FULL.

                IN WITNESS WHEREOF, Optionor has caused this Agreement to be executed by its duly authorized officers and Optionee has hereunto set his hand as of the Agreement date.

MOOG INC.

OPTIONOR

By:	(L.S.)
OPTIONEE
(Officers)

MOOG INC.
1998 STOCK OPTION PLAN
STOCK OPTION AGREEMENT

        AGREEMENT, made and entered into as of the Agreement Date by and between Optionor and Optionee;

DEFINED TERMS

        The capitalized terms used in this Agreement will have the meaning indicated on the cover sheet or in the following text.

RECITALS

        A.     On February 11, 1998, at the annual meeting of Optionor, the shareholders approved the 1998 Stock Option Plan ("Plan") and authorized a Stock Option Committee of the Board of Directors ("Committee") to grant to certain officers and key employees of Optionor options to purchase shares of the $1.00 par value Common Stock of the Optionor ("Shares"), in such amounts, at such prices, exercisable at such times and under such form of agreement as the Committee shall determine.

        B.     The Committee, acting pursuant to the authority given to it, has approved this form of Incentive Stock Option Agreement ("Agreement") and has determined that an option to purchase certain Shares shall be granted to Optionee.

(Officers)

        NOW, THEREFORE, for good and valuable consideration and in consideration of the mutual promises and representations herein contained, it is agreed by and between the parties as follows:

        Section 1.     Grant and Option Price. Optionor hereby grants to Optionee an option ("Option") to purchase the Shares optioned at the Option Price shown on the cover page of this Agreement.

        Section 2.     Payment of Option Price. The Option Price shall be paid in full by Optionee (or by any other person entitled, pursuant to the terms of the Plan, to exercise the Option) to Optionor at the time of and to the extent of the exercise of this Option and before delivery of the Shares purchased.

        Section 3.     Investment Intent. Absent advice from legal counsel to the Optionor that the Shares are the subject of an effective registration statement filed with the Securities and Exchange Commission, Optionee shall exercise this Option and acquire the Shares for his own account for investment and not with a view of the resale or distribution thereof, and shall make such representations and undertakings to that effect as legal counsel for Optionor may then advise as necessary or desirable. The certification for the Shares issued pursuant to an exercise of this Option, if required by legal counsel to the Optionor, shall bear an appropriate legend regarding this intent.

        Section 4.     Exercise. Subject to the other provisions of this Agreement and the Plan, the Option may be exercised only in full Share lots of the Shares Optioned, in accordance with the following provisions:

            (a)     Annual Installments. No Option shall be exercisable (i) before the dates hereinafter indicated, or (ii) after the Expiration Date ("Exercise Period"); provided, however, that in no event shall the Option be exercisable after the expiration of ten (10) years from the Date of Grant. Within the Exercise Period, unless the Committee establishes otherwise, the Option will become exercisable by Optionee in annual installments on the anniversaries of the Date of Grant in accordance with the following schedule:

Date First Exercisable	Number of Shares Exercisable

            (b)     Retirement, Death, Disability, Involuntary Termination, Change in Control. Notwithstanding the schedule of vesting provided in Section 4(a), Options shall become fully exercisable upon the day before the date of the termination of Optionee's employment with Optionor by reason of Optionee's retirement, death, disability or involuntary termination of employment (other than a termination for cause), or upon a Change in Control (as defined in the Plan). Optionee shall thereupon have twelve (12) months from the effective date of any such event to exercise the Option.

            (c)     Number of Options Exercised. Each installment, once accrued, shall be exercisable in whole at any time, or in part from time to time (in blocks of 25 shares or any multiple thereof) during the Exercise Period.

        Section 5.     Regulatory Requirements. As a condition precedent to the exercise of this Option, either in whole or in part, Optionee shall comply with all regulations and requirements of any regulatory authority having control or supervision of the issuance of the common stock of Optionor and, in connection therewith, shall execute any documents Optionor, in its sole discretion, shall deem necessary or advisable.

        Section 6.     Right of Optionor. The grant of an option pursuant to the Plan shall not affect in any way the right or power of Optionor to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate, or to dissolve, liquidate or sell, or transfer all or any part of its business or assets. The Board of Directors may make such adjustments, not only with regard to the Shares Optioned, but also with regard to the Option Price, and any such change, when so made by the Board of Directors, shall be automatically deemed incorporated in the provisions of this Agreement.

        Section 7.     Not Employment Agreement. The granting to Optionee of this Option to purchase Shares shall not constitute or be evidence of any agreement or understanding, express or implied, on the part of Optionor to employ Optionee for any specified period.

        Section 8.     Listing of Shares. This Option shall be subject to the requirement that if at any time the Board of Directors of Optionor shall determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the granting of this Option or the purchase of Shares hereunder, this Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

        Section 9.     Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective heirs, legal representatives, successors and assigns of the parties hereto.

        Section 10.     Incentive Stock Option. It is intended that this Agreement meet the applicable requirements of and qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, and this Agreement shall in all respects be so interpreted and construed as to be consistent with such intention. If the exercisability of the Option is accelerated by reason of the events described in Section 4(a) hereof, the Option shall continue to be treated as an incentive stock option to the maximum extent permissible in accordance with Section 422, and the balance of the Option shall be treated as a non-qualified stock option under the Plan.

        Section 11.     Plan Controlling. This Agreement is entered into and delivered pursuant to the terms of the Plan, and shall be in all respects interpreted in accordance therewith. A copy of the Plan has been furnished Optionee, receipt of which is acknowledged by the signing of this Agreement. The Plan is, by reference, incorporated in and made a part hereof, and if any inconsistency between this Agreement and the Plan exists, the Plan shall govern and control.

        Section 12.     Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular and plural, as the identity of the person or persons may required.

MOOG INC.

2003 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

Option No.	Agreement Date:

Optionor: Moog Inc.	Date of Grant:

Optionee:	Expiration Date:
(or sooner as provided in the Plan)
Number of Shares Optioned: _____
Shares of Class A Common Stock,	Option Price Per Share: $_____
$1.00 Par Value

        AGREEMENT, made and entered into between Optionor and Optionee evidencing the grant of an Option under the Moog Inc. 2003 Stock Option Plan approved by the Shareholders on February 5, 2003 (the "Plan"), for the number of shares, at the price and for the period of time indicated above.

        THIS AGREEMENT IS SUBJECT TO THE MOOG INC. 2003 STOCK OPTION PLAN, INCORPORATED HEREIN BY REFERENCE, WITH THE SAME FORCE AND EFFECT AS IF HEREIN SET FORTH IN FULL.

        IN WITNESS WHEREOF, Optionor has caused this Agreement to be executed by its duly authorized officers and Optionee has hereunto set his hand as of the Agreement date.

MOOG INC.

OPTIONOR

By:	(L.S.)
OPTIONEE
(Directors)

MOOG INC.

2003 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

        AGREEMENT, made and entered into as of the Agreement Date by and between Optionor and Optionee;

DEFINED TERMS

        The capitalized terms used in this Agreement will have the meaning indicated on the cover sheet or in the following text.

        A.     On February 5, 2003, at the annual meeting of Optionor, the shareholders approved the 2003 Stock Option Plan ("Plan") and authorized a Stock Option Committee of the Board of Directors ("Committee") to grant to certain directors, officers and key employees of Optionor options to purchase shares of the $1.00 par value Common Stock of the Optionor ("Shares"), in such amounts, at such prices, exercisable at such times and under such form of agreement as the Committee shall determine.

        B.     The Committee, acting pursuant to the authority given to it, has approved this form of Stock Option Agreement ("Agreement") and has determined that an option to purchase certain Shares shall be granted to Optionee.

(Directors)

        NOW, THEREFORE, for good and valuable consideration and in consideration of the mutual promises and representations herein contained, it is agreed by and between the parties as follows:

        Section 1. Grant and Option Price. Optionor hereby grants to Optionee an option ("Option") to purchase the Shares optioned at the Option Price shown on the cover page of this Agreement.

        Section 2. Payment of Option Price. The Option Price shall be paid in full by Optionee (or by any other person entitled, pursuant to the terms of the Plan, to exercise the Option) to Optionor at the time of and to the extent of the exercise of this Option and before delivery of the Shares purchased.

        Section 3. Investment Intent. Absent advice from legal counsel to the Optionor that the Shares are the subject of an effective registration statement filed with the Securities and Exchange Commission, Optionee shall exercise this Option and acquire the Shares for his own account for investment and not with a view of the resale or distribution thereof, and shall make such representations and undertakings to that effect as legal counsel for Optionor may then advise as necessary or desirable. The certification for the Shares issued pursuant to an exercise of this Option, if required by legal counsel to the Optionor, shall bear an appropriate legend regarding this intent.

        Section 4. Exercise. Subject to the other provisions of this Agreement and the Plan, the Option may be exercised only in full Share lots of the Shares Optioned, in accordance with the following provisions:

                (a)     Date Exercisable. No Option shall be exercisable (i) before one(1) year after the Date of Grant, or (ii) after the Expiration Date ("Exercise Period"); provided, however, that in no event shall the Option be exercisable after the expiration of ten (10) years from the Date of Grant.

                (b)     Retirement, Death, Disability, Change in Control. Notwithstanding the Exercise Period provided in Section 4(a), Options shall become fully exercisable upon the day before the date of Optionee's retirement, death or disability or upon a Change in Control (as defined in the Plan). Optionee shall thereupon have twelve (12) months from the effective date of any such event to exercise the Option.

                (c)     Number of Options Exercised. Each installment, once accrued, shall be exercisable in whole at any time, or in part from time to time (in blocks of 25 shares or any multiple thereof) during the Exercise Period.

                (d)     Method of Exercise. This Option shall be exercised only upon receipt by the corporate Treasurer of Optionor of written notification from Optionee of his exercise of the same.

        Section 5.     Regulatory Requirements. As a condition precedent to the exercise of this Option, either in whole or in part, Optionee shall comply with all regulations and requirements of any regulatory authority having control or supervision of the issuance of the common stock of Optionor and, in connection therewith, shall execute any documents Optionor, in its sole discretion, shall deem necessary or advisable.

        Section 6.     Right of Optionor. The grant of an option pursuant to the Plan shall not affect in any way the right or power of Optionor to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate, or to dissolve, liquidate or sell, or transfer all or any part of its business or assets. The Board of Directors may make such adjustments, not only with regard to the Shares Optioned, but also with regard to the Option Price, and any such change, when so made by the Board of Directors, shall be automatically deemed incorporated in the provisions of this Agreement.

        Section 7.     Not Employment Agreement. The granting to Optionee of this Option to purchase Shares shall not constitute or be evidence of any agreement or understanding, express or implied, on the part of Optionor to employ Optionee for any specified period.

        Section 8.     Listing of Shares. This Option shall be subject to the requirement that if at any time the Board of Directors of Optionor shall determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the granting of this Option or the purchase of Shares hereunder, this Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

        Section 9.     Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective heirs, legal representatives, successors and assigns of the parties hereto.

        Section 10.     Plan Controlling. This Agreement is entered into and delivered pursuant to the terms of the Plan, and shall be in all respects interpreted in accordance therewith. A copy of the Plan has been furnished Optionee, receipt of which is acknowledged by the signing of this Agreement. The Plan is, by reference, incorporated in and made a part hereof, and if any inconsistency between this Agreement and the Plan exists, the Plan shall govern and control.

        Section 11.     Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular and plural, as the identity of the person or persons may required.

MOOG INC.

2003 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

Option No.	Agreement Date:

Optionor: Moog Inc.	Date of Grant:

Optionee:	Expiration Date:
(or sooner as provided in the Plan)
Number of Shares Optioned: _____
Shares of Class A Common Stock,	Option Price Per Share: $_____
$1.00 Par Value

        AGREEMENT, made and entered into between Optionor and Optionee evidencing the grant of an Option under the Moog Inc. 2003 Stock Option Plan approved by the Shareholders on February 5, 2003 (the "Plan"), for the number of shares, at the price and for the period of time indicated above.

        THIS AGREEMENT IS SUBJECT TO THE MOOG INC. 2003 STOCK OPTION PLAN, INCORPORATED HEREIN BY REFERENCE, WITH THE SAME FORCE AND EFFECT AS IF HEREIN SET FORTH IN FULL.

        IN WITNESS WHEREOF, Optionor has caused this Agreement to be executed by its duly authorized officers and Optionee has hereunto set his hand as of the Agreement date.

MOOG INC.

OPTIONOR

By:	(L.S.)
OPTIONEE
(Officer)

MOOG INC.
2003 STOCK OPTION PLAN
STOCK OPTION AGREEMENT

        AGREEMENT, made and entered into as of the Agreement Date by and between Optionor and Optionee;

DEFINED TERMS

        The capitalized terms used in this Agreement will have the meaning indicated on the cover sheet or in the following text.

RECITALS

        A.     On February 5, 2003, at the annual meeting of Optionor, the shareholders approved the 2003 Stock Option Plan ("Plan") and authorized a Stock Option Committee of the Board of Directors ("Committee") to grant to certain officers and key employees of Optionor options to purchase shares of the $1.00 par value Common Stock of the Optionor ("Shares"), in such amounts, at such prices, exercisable at such times and under such form of agreement as the Committee shall determine.

        B.     The Committee, acting pursuant to the authority given to it, has approved this form of Incentive Stock Option Agreement ("Agreement") and has determined that an option to purchase certain Shares shall be granted to Optionee.

(Officers)

        NOW, THEREFORE, for good and valuable consideration and in consideration of the mutual promises and representations herein contained, it is agreed by and between the parties as follows:

        Section 1.     Grant and Option Price. Optionor hereby grants to Optionee an option ("Option") to purchase the Shares optioned at the Option Price shown on the cover page of this Agreement.

        Section 2.     Payment of Option Price. The Option Price shall be paid in full by Optionee (or by any other person entitled, pursuant to the terms of the Plan, to exercise the Option) to Optionor at the time of and to the extent of the exercise of this Option and before delivery of the Shares purchased.

        Section 3.     Investment Intent. Absent advice from legal counsel to the Optionor that the Shares are the subject of an effective registration statement filed with the Securities and Exchange Commission, Optionee shall exercise this Option and acquire the Shares for his own account for investment and not with a view of the resale or distribution thereof, and shall make such representations and undertakings to that effect as legal counsel for Optionor may then advise as necessary or desirable. The certification for the Shares issued pursuant to an exercise of this Option, if required by legal counsel to the Optionor, shall bear an appropriate legend regarding this intent.

        Section 4.     Exercise. Subject to the other provisions of this Agreement and the Plan, the Option may be exercised only in full Share lots of the Shares Optioned, in accordance with the following provisions:

            (a)     Annual Installments. No Option shall be exercisable (i) before the dates hereinafter indicated, or (ii) after the Expiration Date ("Exercise Period"); provided, however, that in no event shall the Option be exercisable after the expiration of ten (10) years from the Date of Grant. Within the Exercise Period, unless the Committee establishes otherwise, the Option will become exercisable by Optionee in annual installments on the anniversaries of the Date of Grant in accordance with the following schedule:

Date First Exercisable	Number of Shares Exercisable

        (b)     Retirement, Death, Disability, Involuntary Termination, Change in Control. Notwithstanding the schedule of vesting provided in Section 4(a), Options shall become fully exercisable upon the day before the date of the termination of Optionee's employment with Optionor by reason of Optionee's retirement, death, disability or involuntary termination of employment (other than a termination for cause), or upon a Change in Control (as defined in the Plan). Optionee shall thereupon have twelve (12) months from the effective date of any such event to exercise the Option.

        (c)     Number of Options Exercised. Each installment, once accrued, shall be exercisable in whole at any time, or in part from time to time (in blocks of 25 shares or any multiple thereof) during the Exercise Period.

        (d)     Method of Exercise. This Option shall be exercised only upon receipt by the corporate Treasurer of Optionor of written notification from Optionee of his exercise of the same.

        Section 5.     Regulatory Requirements. As a condition precedent to the exercise of this Option, either in whole or in part, Optionee shall comply with all regulations and requirements of any regulatory authority having control or supervision of the issuance of the common stock of Optionor and, in connection therewith, shall execute any documents Optionor, in its sole discretion, shall deem necessary or advisable.

        Section 6.     Right of Optionor. The grant of an option pursuant to the Plan shall not affect in any way the right or power of Optionor to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate, or to dissolve, liquidate or sell, or transfer all or any part of its business or assets. The Board of Directors may make such adjustments, not only with regard to the Shares Optioned, but also with regard to the Option Price, and any such change, when so made by the Board of Directors, shall be automatically deemed incorporated in the provisions of this Agreement.

        Section 7.     Not Employment Agreement. The granting to Optionee of this Option to purchase Shares shall not constitute or be evidence of any agreement or understanding, express or implied, on the part of Optionor to employ Optionee for any specified period.

        Section 8.     Listing of Shares. This Option shall be subject to the requirement that if at any time the Board of Directors of Optionor shall determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the granting of this Option or the purchase of Shares hereunder, this Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

        Section 9.     Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective heirs, legal representatives, successors and assigns of the parties hereto.

        Section 10.     Incentive Stock Option. It is intended that this Agreement meet the applicable requirements of and qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, and this Agreement shall in all respects be so interpreted and construed as to be consistent with such intention. If the exercisability of the Option is accelerated by reason of the events described in Section 4(a) hereof, the Option shall continue to be treated as an incentive stock option to the maximum extent permissible in accordance with Section 422, and the balance of the Option shall be treated as a non-qualified stock option under the Plan.

        Section 11.     Plan Controlling. This Agreement is entered into and delivered pursuant to the terms of the Plan, and shall be in all respects interpreted in accordance therewith. A copy of the Plan has been furnished Optionee, receipt of which is acknowledged by the signing of this Agreement. The Plan is, by reference, incorporated in and made a part hereof, and if any inconsistency between this Agreement and the Plan exists, the Plan shall govern and control.

        Section 12.     Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular and plural, as the identity of the person or persons may required.